Exhibit (23.2)


              Consents of independent certified public accountants


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated September 26, 1997, relating to the consolidated financial statements of Metropolitan Health Networks, Inc. and Subsidiaries.

                           /s/ Kaufman Rossin & Co., P.A.
                           -----------------------------
                           Kaufman Rossin & Co., P.A.


Miami, Florida
August 10, 1998